UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013 (January 31, 2013)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-16633	23-2908305
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

303-381-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Array BioPharma hereby amends its Current Report on Form 8-K filed November 7, 2012 (the “Original Form 8-K”) pursuant to Instruction 2 to Item 5.02 of Form 8-K, to provide information that was not determined or available at the time of the filing of the Original Form 8-K. The Original Form 8-K was filed to report the increase in the size of its Board of Directors and the appointment, effective November 6, 2012, of John Orwin to the Board of Directors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On January 31, 2013, the Board of Directors of Array BioPharma appointed John Orwin, whose term as a director commenced November 6, 2012, to the Compensation Committee of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2013	Array BioPharma Inc.

	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer